Exhibit 99.1

Wheels Up Announces Reverse Stock Split

1-for-10 Reverse Stock Split for Common Stock

Expected to Begin Trading on Reverse Split-Adjusted Basis on June 8, 2023

NEW YORK – Wheels Up Experience (NYSE: UP) (“Wheels Up” or the “Company”) is announcing that following stockholder approval on May 31, 2023, the Company’s Board of Directors approved a reverse stock split (the “Reverse Stock Split”) of Wheels Up’s Class A common stock, par value $0.0001 per share (“Common Stock”), at a ratio of 1-for-10 (the “Reverse Stock Split Ratio”). The Reverse Stock Split is expected to become effective immediately after the close of the trading day on The New York Stock Exchange (the “NYSE”) on June 7, 2023 (the “Effective Time”) and Wheels Up’s Common Stock will begin trading on the NYSE on a reverse split-adjusted basis on June 8, 2023 under the ticker symbol “UP”.

Following the Reverse Stock Split, the Company’s Common Stock will have a new CUSIP number (96328L205) and ISIN number (US96328L2051). Wheels Up’s publicly-traded warrants will continue to be traded on the NYSE under the symbol “UP WS” and the CUSIP and ISIN numbers for the publicly-traded warrants will not change.

When the Reverse Stock Split is effective, every 10 shares of Common Stock issued and outstanding or held as treasury stock as of the Effective Time will be automatically combined and reclassified into one share of Common Stock. The total number of shares of Common Stock authorized for issuance under the Company’s Certificate of Incorporation will be reduced by a corresponding ratio from 2.5 billion shares to 250 million shares. The par value per share of Common Stock and number of shares of preferred stock authorized under the Company’s Certificate of Incorporation will not change.

The Company does not plan to issue fractional shares in connection with the Reverse Stock Split. Stockholders who would otherwise hold fractional shares because the number of shares of Common Stock they hold before the Reverse Stock Split is not evenly divisible by the Reverse Stock Split Ratio will be entitled to receive cash (without interest, and subject to any required tax withholding applicable to a holder) in lieu of such fractional shares. Fractional shares will be cashed-out at a price equal to the closing trading price per share of Common Stock as reported on the NYSE at the close of the trading day on June 7, 2023, as adjusted for the Reverse Stock Split, multiplied by the applicable fraction of a share.

As a result of the Reverse Stock Split, equitable adjustments corresponding to the Reverse Stock Split Ratio will be made to the number of shares of Common Stock underlying Wheels Up’s outstanding equity awards and the number of shares issuable under Wheels Up’s equity incentive plans, as well as any exercise prices, hurdle amounts or market-based vesting conditions of such equity awards, as applicable. In addition, equitable adjustments corresponding to the Reverse Stock Split Ratio will be made to Wheels Up’s outstanding publicly-traded and private warrants, resulting in each warrant becoming exercisable for 1/10th of a share of Common Stock at an exercise price of $115.00 per whole share of Common Stock and the stated redemption prices per warrant being proportionately reduced. Holders of warrants and equity awards will not be entitled to receive cash or other consideration for any fractional shares upon exercise of warrants or upon settlement or exchange of equity awards.

Continental Stock Transfer & Trust Company (“Continental”) is acting as transfer and exchange agent for the Reverse Stock Split. Registered stockholders who hold shares of Common Stock in uncertificated form are not required to take any action to receive post-reverse split shares and holders of certificated shares will receive instructions from the Continental. Stockholders owning shares through an account at a brokerage firm, bank, dealer, custodian or other similar organization acting as nominee will have their positions automatically adjusted to reflect the Reverse Stock Split, subject to such broker's particular processes, and will not be required to take any action in connection with the Reverse Stock Split.

Additional information about the Reverse Stock Split can be found in Wheels Up’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 19, 2023, which is available free of charge at the SEC’s website, www.sec.gov, and on Wheels Up’s Investor Relations website at investors.wheelsup.com.

About Wheels Up

Wheels Up is a leading provider of on-demand private aviation in the U.S. and one of the largest private aviation companies in the world. Wheels Up offers a complete global aviation solution with a large, modern and diverse fleet, backed by an uncompromising commitment to safety and service. Customers can access membership programs, charter, aircraft management services and whole aircraft sales — as well as unique commercial travel benefits through a strategic partnership with Delta Air Lines. The Wheels Up Services brands also offer freight, safety and security solutions and managed services to individuals, industry, government and civil organizations.

Wheels Up is guided by the mission to connect flyers to private aircraft—and one another—and deliver exceptional, personalized experiences. Powered by a global private aviation marketplace connecting its base of more than 12,000 members and customers to a network of more than 1,500 safety-vetted and verified private aircraft, Wheels Up is widening the aperture of private travel for millions of consumers globally. With the Wheels Up mobile app, members and customers have the digital convenience to search, book and fly.

To learn more about Wheels Up, go to Wheelsup.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside of the control of Wheels Up that could cause actual results to differ materially from the results discussed in the forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the expectations, hopes, beliefs, intentions or strategies of Wheels Up regarding the future, including, without limitation, statements regarding: (i) the impact of the Reverse Stock Split on the trading market for the Company’s Common Stock and the Company’s warrants, including the trading price, liquidity, trading volume, volatility and marketability of the Common Stock and the Company’s warrants after the Reverse Stock Split; (ii) public perception of the Reverse Stock Split in light of the history of reverse stock splits for other companies and the potential impacts on the trading market or price of the Common Stock and the Company’s warrants; (iii) the likelihood that the Reverse Stock Split will result in any permanent increase in the trading price per share of Common Stock or price per warrant; and (iv) whether or not the Reverse Stock Split will cure any deficiency under, and allow the Company to regain compliance with, Section 802.01C of the NYSE Listed Company Manual. The words “anticipate,” “believe,” continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that statement is not forward-looking. These forward-looking statements are subject to a number of risks, uncertainties and assumptions that could cause actual events and results to differ materially from those contained in such forward-looking statements. Factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements can be found in Wheels Up’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 31, 2023 and Wheels Up’s other filings with the SEC. Moreover, Wheels Up operates in a very competitive and rapidly changing environment. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and Wheels Up undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, changes in expectations, future events or otherwise. Although Wheels Up believes that the expectations reflected in the forward-looking statements are reasonable, Wheels Up cannot guarantee future results, levels of activity, performance or achievements. Except as required by law, Wheels Up does not intend to update any of these forward-looking statements after the date of this press release or to conform these statements to actual results or revised expectations.

Contact:

Media inquiries: press@wheelsup.com

Investor Inquiries: ir@wheelsup.com